                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) November 17, 1999
                                                ---------------------


                                    TRW Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            OHIO                      1-2384                    34-575430
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION )              NUMBER)             IDENTIFICATION NUMBER)



  1900 RICHMOND ROAD, CLEVELAND, OH                            44124
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



Registrant's telephone number, including area code: (216) 291-7000
                                                   -----------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events

         On November 17, 1999, TRW Inc. (the "Company") commenced a program for the offer of Medium-Term Notes, Series E, due nine months or more from the date of issuance ("Medium-Term Notes") for aggregate gross proceeds of up to $2,500,000,000. The Medium-Term Notes are part of the $2,500,000,000 debt securities, common stock, warrants to purchase debt securities, warrants to purchase common stock, stock purchase contracts and stock purchase units registered by the Company pursuant to Registration Statements filed with the Securities and Exchange Commission on Form S-3 (Registration Nos. 333-48443 and 333-89133). The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an Indenture dated as of May 1, 1986, between the Company and The Chase Manhattan Bank, as successor trustee to Mellon Bank, N.A., as supplemented.

         The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the form attached hereto as Exhibit 4 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  1        Distribution Agreement, dated November 17, 1999

                  4        Form of Medium-Term Note, Series E.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRW Inc.



                                    By:
                                       /s/ William B. Lawrence
                                       -----------------------
                                       William B. Lawrence
                                       Executive Vice President,
                                       General Counsel and Secretary


DATE: November 18, 1999

                                  EXHIBIT INDEX



EXHIBIT                    TITLE
-------                    -----

1                 Distribution Agreement, dated November 17, 1999

4                 Form of Medium-Term Note, Series E